UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 6, 2013

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 7.01
Regulation FD Disclosure.

On May 6, 2013, Assured Guaranty Ltd. issued a press release announcing that it and its subsidiaries Assured Guaranty Municipal Corp. (“AGM”) and Assured Guaranty Corp. (“AGC” and, together with AGM and Assured Guaranty Ltd., “Assured Guaranty”) have entered into an agreement with UBS Real Estate Securities Inc. and certain other affiliates (“UBS”) and a third party that resolves Assured Guaranty’s claims related to specified residential mortgage-backed securities (“RMBS”) transactions that were issued, underwritten or sponsored by UBS and insured by AGM or AGC under financial guaranty insurance policies.

AGM will receive an initial cash payment of approximately $358.5 million within one business day of signing the agreement, which partially reimburses AGM for past losses on the MASTR Adjustable Rate Mortgages Trust 2006-OA2, MASTR Adjustable Rate Mortgages Trust 2007-1 and MASTR Adjustable Rate Mortgages Trust 2007-3 first lien RMBS transactions. Additionally, under the agreement, UBS has agreed to reimburse AGM for 85% of all future losses on these transactions, through a collateralized loss-sharing reinsurance arrangement that is expected to be in place by the third quarter of 2013. AGM had filed a lawsuit against UBS in New York Federal court in respect of these transactions, alleging breaches of representations and warranties in respect of the underlying loans in the transactions. The agreement resolves all RMBS claims that Assured Guaranty has asserted against UBS in connection with these transactions, and also resolves the lawsuit AGM filed against UBS Securities LLC, as underwriter of the IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA-1a first lien transaction, as well as potential Assured Guaranty claims on three other RMBS transactions.

The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements:
Any forward-looking statements made herein reflect the current views of Assured Guaranty with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, the failure of UBS to make payments or establish the reinsurance arrangements in accordance with the terms of the agreement and other risks and uncertainties that have not been identified at this time, management's response to these factors, and other risk factors identified in Assured Guaranty’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of May 6, 2013. Assured Guaranty undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
Exhibit Number	Description
99.1	Press Release dated May 6, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:    /s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: May 6, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 6, 2013

3